

Lehman Brothers                                                                                  Residential Mortgage Finance
All Loans

Property Type

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                              Total NZWA NZWA NZWA
Property Type              No. of         Current                 Fico    Given   Given   NZWA
                            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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
Single Family                 12,556    438,206,122.39     82.1   696.87   23.08   74.51   36.86   7.765  202.44    4.91  207.35
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PUD                            1,396     51,107,950.13      9.6   698.69   16.79   80.87   37.85   7.999  213.22    4.78     218
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Condo                          1,008     32,833,559.00      6.2    707.2   20.96   78.22   37.58   7.696  207.64    5.25   212.9
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2 Family                         219      8,920,117.32      1.7    696.5   22.64   74.05   39.75    7.56  207.39     5.6  212.99
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Manufactured Housing              51      1,580,121.53      0.3   707.21   41.04   60.56   33.03   7.292   182.8    7.71  190.51
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2-4 Family                        18        522,376.90      0.1   686.67   15.35   59.77   45.22   8.027  200.36    4.58  204.93
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Townhouse                         18        508,637.10      0.1   707.96   13.11   86.33   32.02   7.793  177.93     8.8  186.74
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
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Current Balance

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                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
Current Balance             Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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0.01 - 25,000.00               6,105    116,003,489.51     21.7   691.08   13.39   76.08   36.44   7.998  180.18    4.93  185.11
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25,000.01 - 50,000.00          6,847    251,069,404.06       47   692.36   21.42   75.18   36.89   7.903  200.98    4.97  205.95
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50,000.01 - 75,000.00          1,656     99,991,109.57     18.7   709.52   30.45   74.67    37.1   7.473  217.75    4.99  222.74
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75,000.01 - 100,000.00           492     43,271,909.25      8.1   705.98    29.3   77.14   38.93   7.579  233.07    4.59  237.66
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100,000.01 - 125,000.00           80      8,867,105.01      1.7    714.5   28.47   77.01   38.79   7.243   228.6    5.64  234.25
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125,000.01 - 150,000.00           42      5,898,309.21      1.1   718.26   31.03   71.29   37.48   6.964  247.67    4.64   252.3
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150,000.01 - 175,000.00           20      3,338,149.55      0.6   721.84   30.94   64.25   39.02   6.988  242.31    6.56  248.88
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175,000.01 - 200,000.00           12      2,300,543.05      0.4   750.35   28.64   67.68   29.14   6.579  204.91    4.04  208.95
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200,000.01 - 225,000.00            5      1,064,380.24      0.2   717.97   37.16   68.87   43.72   7.021  257.51    6.29   263.8
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225,000.01 - 250,000.00            4        980,952.92      0.2   724.68   26.27    71.1   40.95    6.51  236.72    2.51  239.23
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275,000.01 - 300,000.00            3        893,532.00      0.2   754.54   29.84   64.96   40.35   7.016  298.01    1.99     300
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                                                  Residential Mortgage Finance
All Loans

Combined LTV

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                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
Combined LTV (Calc)         Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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0.01 - 40.00                   1,227     43,550,198.32      8.2   724.62   21.93   26.54   31.46   6.965  172.61    5.58  178.19
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40.01 - 50.00                    570     21,876,648.14      4.1   713.44   29.18   45.51   34.81   6.998  187.55    5.08  192.63
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50.01 - 60.00                    823     30,540,895.33      5.7   702.86   26.59   55.53   35.66   7.106  192.08    4.83  196.91
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60.01 - 70.00                  1,401     51,006,585.71      9.6   695.87   25.03   65.62   36.87   7.154     195    4.63  199.64
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70.01 - 80.00                  3,484    128,206,781.30       24   682.78   24.79   76.41   37.73    7.28   207.4    4.41  211.81
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80.01 - 90.00                  4,970    161,350,910.85     30.2    687.3   19.11    86.6   38.08   8.247  214.07    4.78  218.85
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90.01 - 100.00                 2,790     97,134,597.75     18.2   718.42   20.56   94.89   37.91   8.735  207.92    5.79  213.71
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100.01 >=                          1         12,266.97        0      672   13.87     100      45   10.65     160      20     180
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
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State

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                              Total NZWA NZWA NZWA
State                      No. of         Current                 Fico    Given   Given   NZWA
                            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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CA                             3,968    157,298,229.57     29.5   695.87   15.92   74.87   38.49   7.744   219.5     3.9   223.4
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NY                               861     35,391,415.76      6.6   687.15   24.88   68.97   36.97   7.627  208.45    4.71  213.16
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FL                             1,007     31,272,956.74      5.9   693.93   24.73   76.04   37.18   7.997  203.11    5.13  208.23
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MA                               707     28,730,390.68      5.4   710.58   13.83   78.21   37.62   7.394  195.71    6.95  202.66
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NJ                               563     20,269,783.16      3.8    697.5   19.22   73.58   35.93   7.492  188.26    5.74     194
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TX                               524     19,581,567.16      3.7   700.63    41.9   64.84   34.85   7.184  187.01    5.16  192.17
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PA                               571     18,435,738.15      3.5   695.77   28.82   76.23   35.49   7.884  200.99    4.96  205.95
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VA                               531     17,649,029.46      3.3   697.83   20.22   79.27    35.4   7.981   205.3    4.74  210.05
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MD                               451     15,259,671.55      2.9    694.1   17.31    77.9   35.87   7.957  192.64    4.67  197.31
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IL                               465     14,589,768.38      2.7   707.01   21.38   81.47   37.33   7.878  194.81    6.28  201.09
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MI                               458     14,043,612.89      2.6   701.56   26.96   70.26   35.79   7.566  195.01    5.53  200.54
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GA                               393     12,062,410.31      2.3   683.75   26.46   77.93   36.24   8.271   190.8    6.57  197.37
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AZ                               395     11,622,396.55      2.2   699.16   22.38    79.6   36.68   8.157  202.45    6.06  208.51
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Other                          4,372    137,471,914.01     25.8   700.66   27.29    76.7   36.46   7.889  195.67    5.19  200.87
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                                                  Residential Mortgage Finance
All Loans

Junior Ratio

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                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
JUNIOR RATIO                Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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0.001 - 5.000                    137      1,758,727.54      0.4   686.96       4   79.47   37.06   7.944  182.35    5.83  188.18
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5.001 - 10.000                 1,629     33,120,115.77      7.3   683.48    6.59   78.89   37.76   7.979  186.95    4.92  191.86
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10.001 - 15.000                3,690     98,757,823.52     21.9   689.18   10.28   81.95   37.72   8.022  199.11     4.9  204.01
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15.001 - 20.000                3,487    120,314,011.39     26.7   701.13   14.47   83.94   37.76   8.001  204.94    5.25  210.19
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20.001 - 25.000                1,793     72,825,727.77     16.2   693.26   18.13   80.39    37.7   7.946  212.77    4.27  217.04
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25.001 - 30.000                  982     43,259,313.62      9.6   696.36   21.68   78.61   38.49    7.88  216.11    4.36  220.47
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30.001 - 35.000                  497     24,319,720.22      5.4   694.05   25.25   77.41   37.93    7.84  216.37    4.68  221.05
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35.001 - 40.000                  316     16,611,731.26      3.7   699.15   28.48   75.62   39.24   7.692  221.45    4.46  225.91
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40.001 - 45.000                  226     11,736,813.34      2.6   700.62   31.51   74.07   36.89     7.6  202.99     5.5   208.5
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45.001 - 50.000                  143      6,879,294.04      1.5   709.44   33.79    70.7   38.15    7.37  203.12    5.69   208.8
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50.001 - 55.000                  104      5,728,736.94      1.3   712.76    35.4   67.32   38.89    7.34  209.18    4.67  213.85
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55.001 - 60.000                   78      4,248,005.07      0.9   708.31   37.85   64.96    36.9   7.176  198.97    5.29  204.26
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60.001 - 65.000                   55      2,887,504.89      0.6   714.56   38.87   62.02   39.36   7.132  182.34    5.55  187.89
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65.001 - 70.000                   43      2,373,898.00      0.5   715.09   44.63   65.61   36.19   7.346  204.64    4.81  209.45
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70.001 - 75.000                   28      1,581,232.37      0.4   725.85   45.42   62.09   35.92   7.041   198.3    5.08  203.38
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75.001 - 80.000                   21      1,193,638.90      0.3    709.6   48.06   61.32    34.3   6.988  187.13    4.09  191.22
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80.001 - 85.000                   21      1,124,701.96      0.2   712.22   51.25    61.8   35.78   7.273  191.43     5.8  197.22
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85.001 - 90.000                   11        745,281.33      0.2   709.98   35.62   40.42   38.31   7.222  233.19    6.79  239.97
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90.001 - 95.000                   14        677,520.10      0.2   716.66   40.28   43.39   30.19   7.037  186.65    4.73  191.39
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95.001 - 100.000                   9        508,734.18      0.1   716.45   51.88   53.77   39.95   6.967   186.9    5.64  192.54
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Total:                        13,284    450,652,532.21      100    695.7   17.26   79.93   37.84   7.906   205.5    4.85   210.3
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Rate

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Rate                                       Total                  NZWA    NZWA    NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
                            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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<= 4.000                           2         19,843.35        0   732.51    4.76   65.07      32   3.937   118.5     1.5     120
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4.001 - 5.000                      5        193,970.84        0   742.81   13.07   68.02   36.34   4.799  166.86    5.52  172.38
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5.001 - 6.000                    202     10,356,331.68      1.9   746.11    21.1    58.8   32.91   5.803  153.63    7.27  160.89
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6.001 - 7.000                  3,956    146,531,847.34     27.5   729.84   25.24   62.69   35.11   6.724  163.78    5.56  169.34
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7.001 - 8.000                  5,807    210,667,128.24     39.5   702.44   22.88   76.72   37.49   7.464  220.34    4.43  224.77
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8.001 - 9.000                  2,872     92,462,615.12     17.3   661.32   19.78    81.9   38.27   8.475  218.08    4.72   222.8
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9.001 - 10.000                 1,213     38,831,525.16      7.3    663.2   18.99   89.59   38.75   9.482     224    5.09  229.09
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10.001 - 11.000                  736     21,307,920.69        4    650.4   17.93   89.18   38.46  10.533  224.74    5.01  229.75
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11.001 - 12.000                  352     10,068,844.97      1.9   660.39   19.48   94.08   38.41  11.522  223.32    5.87  229.19
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12.001 - 13.000                  119      3,181,483.61      0.6   658.17   17.33   95.91   38.65  12.306  253.05    3.64  256.69
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13.001 - 14.000                    1         19,220.21        0      585   24.35   84.97      43  13.425     149      31     180
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15.001 - 16.000                    1         38,153.16        0      661   27.58    98.1      49  15.275     269      31     300
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document). Lehman Brothers Residential Mortgage
Finance All Loans

Remaining Term to Maturity

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                              Total NZWA NZWA NZWA
REMAINING TERM TO STATED MANo.Iof         Current                 Fico    Given   Given   NZWA
                            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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1 - 60                           505     11,896,526.50      2.2    722.7   18.82   57.08   35.64   6.985   54.46    5.55   60.01
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61 - 120                       3,248     94,674,287.66     17.7   705.15   21.18   68.08   35.62   7.251  115.37    4.63     120
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121 - 180                      6,703    230,777,152.37     43.2   699.91   21.66   77.18    36.9   7.767  174.23    5.77     180
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181 - 240                        486     18,599,769.58      3.5    689.8   24.54   75.38   37.92    7.91   234.4     5.6     240
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241 - 300                      4,324    177,731,148.26     33.3   690.03   23.95   77.89   37.97   8.113  296.08    3.92     300
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
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Lien Position

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                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
Lien Position               Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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1st Lien                       1,982     83,026,352.16     15.6   708.82   50.14   50.14   32.72   7.084  194.64    5.41  200.05
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2nd Lien                      13,284    450,652,532.21     84.4   695.65   17.26   79.93   37.84   7.906  205.48    4.85  210.34
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
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DTI

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                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
DTI                         Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
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0.001 - 10.000                   169      5,301,394.25        1   714.85   19.65    62.4    7.91   7.577  216.74    4.67  221.41
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10.001 - 20.000                  943     33,150,501.36      6.2   713.95   26.69    64.5   16.45     7.4  192.17    5.07  197.23
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20.001 - 30.000                2,920     97,829,745.75     18.3   708.92   24.59   71.75   26.18   7.572  194.89    5.19  200.08
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30.001 - 40.000                5,121    176,674,249.54     33.1   696.35   21.67   76.36   35.85   7.771  200.17    5.24  205.41
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40.001 - 50.000                5,298    190,689,117.69     35.7   689.84   21.13   78.42   44.98   7.975  212.06    4.84  216.89
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50.001 - 60.000                  612     23,044,641.06      4.3   700.44   22.41   75.48   53.74   7.711  219.41    3.29  222.71
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60.001 >=                        203      6,989,234.72      1.3   690.37   24.55      73   67.05   7.638  188.56    1.74   190.3
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Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document). Lehman Brothers Residential Mortgage
Finance All Loans

Loan Documentation

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
Loan Documentation (Given)  Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STANDARD                      14,869    520,201,932.80     97.5   696.75   22.39   75.59   37.09   7.803  204.77     4.9  209.67
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
FAMILY FIRST DIRECT              223      7,627,138.39      1.4   737.56   23.52      61   34.16   6.541  162.12    6.34  168.46
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
GM EXPANDED FAMILY                31      1,269,666.68      0.2   739.38   28.07   60.96    38.3   6.664  185.91    5.27  191.18
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SUPER EXPRESS                     37        988,337.57      0.2   743.92   14.73   75.02   32.15   6.934  176.94    6.87   183.8
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SELECT                            22        862,586.85      0.2   717.94   19.14   72.62   38.21   7.167  180.11    6.86  186.97
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NINA                              26        771,888.60      0.1   736.54   17.69   61.79   36.58   7.292  148.03    5.89  153.93
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                     21        683,746.67      0.1   733.05   16.52   82.79   38.25   8.092  166.42   10.06  176.48
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE                       12        452,237.58      0.1   714.96   17.05   49.36    30.7   7.586  202.48       7  209.48
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NIV                               13        407,558.06      0.1   735.03   23.13   50.88   38.61    6.56  117.19    8.35  125.54
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RELOCATION                         3        150,029.72        0   724.04   10.74   81.14   32.47   7.201  144.26    2.25  146.51
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
EXPRESS                            4        142,970.66        0   691.68   13.46   65.86   40.75   7.058  150.75   10.35   161.1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STREAMLINE                         5        120,790.79        0   676.92   12.05   78.58    43.5   8.274  205.22    4.44  209.66
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Occupancy Status

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
Occupancy Status            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Primary Home                  15,181    530,778,347.71     99.5   697.66   22.33   75.33   37.01   7.779  203.83    4.94  208.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Second Home                       85      2,900,536.66      0.5   705.86   30.43   67.52    41.8   7.688  196.65    4.92  201.57
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                               Total                  NZWA    NZWA    NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
                            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             7,099    246,259,788.56     46.1   698.08   22.08   74.05   36.93   7.721  202.57    5.02  207.59
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation             4,976    177,434,711.41     33.2   686.51   23.68   75.75   37.81   7.909   208.4    4.31  212.71
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Purchase                       1,254     41,619,782.40      7.8   725.23   13.93   90.36   35.87   7.978  200.79    7.36  208.15
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance              949     35,182,784.51      6.6    714.3   28.74    67.4   35.58   7.424  195.33    5.21  200.54
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Home Improvement                 988     33,181,817.49      6.2   702.64   21.44   71.52   36.75   7.625  200.97    4.45  205.42
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document). Lehman Brothers Residential Mortgage
Finance All Loans

Origination Year

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
ORIGINATION YEAR            Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
1997                               1          1,653.77        0      678   10.24   77.22      43     9.7      37      83     120
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2000                               4        135,816.42        0   617.15   15.62   81.85   44.12  11.495  261.76   38.24     300
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2001                              37      1,442,631.10      0.3   662.49   24.49   76.78   40.12  10.579  182.55   32.76  215.31
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2002                             502     16,492,022.30      3.1   698.57   19.31   85.71   36.52    8.31  172.94   16.08  189.02
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2003                          10,984    384,218,003.90       72   700.42   22.95   74.53   36.49    7.65  199.92    5.83  205.75
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2004                           3,738    131,388,756.88     24.6   690.13   21.05   76.19   38.66   8.052  219.17     0.6  219.77
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

FICO

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---------------------------------------------------------------------------------------------------------------------------------
                              Total NZWA NZWA NZWA
                           No. of         Current                 Fico    Given   Given   NZWA
FICO                        Loans         Balance         %      Score     LTV    CLTV     DTI     WAC     WAM    WALA    WAOT
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
<= 559                             4         83,793.83        0   553.49   11.88   81.34   50.28   8.509  220.38    2.81  223.19
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
560 - 579                         15        486,772.30      0.1   574.35   11.73   48.25   37.43   9.172  209.71     6.3  216.01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
580 - 599                        537     15,715,373.77      2.9   590.08   20.05   69.91   36.98   8.928  216.27    4.05  220.32
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
600 - 619                        740     21,525,728.21        4   609.79   19.27   71.13   37.26   8.966   212.6    4.34  216.94
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
620 - 639                      1,467     46,957,326.30      8.8   629.64   21.64   75.52   37.08   8.277  214.84    4.56   219.4
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
640 - 659                      1,711     58,154,322.94     10.9    649.1   22.62   77.11   38.37   8.331  217.05    4.42  221.47
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
660 - 679                      1,783     60,968,647.24     11.4   669.41   22.05   78.63   38.42   8.277  207.98    4.63  212.61
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
680 - 699                      1,898     68,052,961.78     12.8   688.79   22.48   79.43   38.61   8.018  205.64    5.02  210.66
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
700 - 719                      1,763     66,733,593.75     12.5   709.32   23.91   78.29   38.22   7.514  202.03    4.82  206.85
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
720 - 739                      1,623     60,534,615.26     11.3   728.83   22.11   77.37   37.42   7.237  200.68    4.97  205.65
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
740 - 759                      1,475     53,452,582.55       10   749.22   22.07   74.78   35.52   7.149  195.16    5.57  200.73
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
760 - 779                      1,247     45,289,391.27      8.5   769.32      23   70.51   34.72   7.055  190.51    5.66  196.17
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
780 - 799                        803     28,878,770.54      5.4   788.23   23.42   64.04   32.43   6.942  185.88    5.65  191.53
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
800 - 819                        197      6,758,750.58      1.3   805.34   24.34   50.28   28.56    6.95  178.95    6.17  185.12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
820 - 839                          2         68,816.09        0      821   20.31   20.31   26.62   6.875  148.33    5.51  153.84
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
880 - 899                          1         17,437.96        0      888    4.42   71.65      36   6.625     113       7     120
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                        15,266    533,678,884.37      100    697.7   22.37   75.29   37.04   7.778   203.8    4.94   208.7
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.

 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).